Exhibit 32.1



   CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q/A of Rollins, Inc. for the quarterly period ended March 31, 2004, fully complies with the requirements of Sections 13(a) and 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  May 10, 2004                /s/ Gary W. Rollins
                                  ----------------------------------------------
                                   Gary W. Rollins
                                   Chief Executive Officer, President
                                   and Chief Operating Officer





Date:  May 10, 2004                /s/ Harry J. Cynkus
                                 -----------------------------------------------
                                   Harry J. Cynkus
                                   Chief Financial Officer and Treasurer